Note 6 - Assets Held For Sale	12 Months Ended
Mar. 31, 2024
Disposal Group, Held-for-Sale, Not Discontinued Operations [Member]
Notes to Financial Statements
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

6. Assets Held For Sale

As of March 31, 2024, the Company had approximately 20 acres of land in the Midwest with a carrying value of $0.1 million that met the criteria to be classified as held for sale on the Consolidated Balance Sheet. The sale of the land is expected to close within twelve months.

As of March 31, 2023, the Company had two non-operating facilities in the Pacific Northwest with a carrying value of $3.1 million and related idle production equipment with a carrying value of $1.2 million that have met the criteria to be classified as held for sale on the Consolidated Balance Sheet. The Company recorded charges of $2.3 million and $0.1 million in fiscal years 2023 and 2022, respectively, in order to properly reflect the carrying value of the assets held for sale as equal to the lower of carrying value or fair value less costs to sell.

As of March 31, 2023, the Company had executed sales agreements to sell one of the facilities and the related equipment therein to two unaffiliated buyers. A deposit of $0.6 million was received from the buyer of the production equipment and recorded as a contract liability as of March 31, 2023, as the Company maintained control of the equipment until the sale was finalized. The contract liability is included in other accrued expenses on the Consolidated Balance Sheet. The sale closed during fiscal year 2024 and control of the equipment was transferred to the buyer.

The following table presents information related to the major classes of assets and liabilities that were held for sale on our Consolidated Balance Sheets (in thousands):

	As of:
	March 31,	March 31,
	2024	2023
Property, plant and equipment (net)	$64	$4,358
Current assets held for sale	$64	$4,358